EXHIBIT 10.17

                                  BILL OF SALE

     KNOW ALL MEN BY THESE PRESENT, that Digital Courier Technologies, Inc., a Delaware corporation ("DCTI"), for and in consideration of the sum of One Hundred Eighty Thousand Dollars ($180,000.00), payable according to the schedule set out in Schedule 1, annexed hereto, and other good and valuable consideration paid to it by M2, Inc., a Florida corporation ("Buyer"), the receipt and sufficiency of which are hereby acknowledged, has granted, bargained, sold, transferred, and delivered, and by these present does grant, bargain, sell, transfer, and deliver unto Buyer, its successors and assigns, as is where is and with no representation as to functionality, the following goods and chattels set forth on attached Exhibit A hereto (this sale and corresponding purchase hereafter referred to as the "Agreement").

     TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever.

     DCTI does for itself and its successors and assigns, covenant to and with Buyer, its successors and assigns, that it is the lawful owner of the said goods and chattels; that they are free from all encumbrances; that it has good right to sell the same as aforesaid; and that it will warrant and defend the sale of the said property, goods, and chattels hereby made, unto Buyer, its successors and assigns, against the lawful claims and demands of all persons whomsoever. Title in those items set forth in Exhibit A shall transfer to M2, Inc. at the time of execution of this Agreement.

         This Agreement shall be governed by, construed, enforced and interpreted in accordance with the internal, substantive laws of the State of Florida. In the event either party seeks relief from any dispute arising from or relating to this Agreement, the parties consent and stipulate to the exclusive jurisdiction of the state and federal courts in the State of Florida, County of Hillsborough.
         IN WITNESS WHEREOF, DCTI has caused this Bill of Sale to be executed by its duly authorized representative as of the 27th day of November, 2002.


                       DIGITAL COURIER TECHNOLOGIES, INC.


                       By: /s/ Don Marshall
                          ------------------------
                               Don Marshall, CEO

PROVINCE OF_British Columbia_


     The foregoing instrument was acknowledged before me this 27th day of _November, 2002, by Don Marshall, the CEO of Digital Courier Technologies, Inc., a Delaware corporation, on behalf of the corporation. He is [ ] personally known to me or [ ] has provided _______________ as identification.

                           /s/ Craig Darling
                           -----------------------------
                           NOTARY PUBLIC
                           Name:    Craig R. Darling
                                    -----------------
                           My Commission Expires:    n/a

                               (notary seal)

                                   Schedule 1

                                    Payments

M2, Inc. shall remit to DCTI the following amounts according to this schedule and in furtherance of its Agreement, dated _November 27, 2002:


a. $10,000 immediately upon execution;
b. $50,000 by January 6, 2003;
c. $50,000 by February 6, 2003;
d.  $50,000 by March 6, 2003;  and
e.  $20,000 by April 6, 2003.

M2, Inc. shall have a 30 day right to cure any default hereunder.


                                                                EXHIBIT "A"

                                                               DCTI Inventory
                                                                SLC and CLR

-----------------------------------------------------------------------------------------------------------------------------------
ITEM                                 Model or Manufacture                               DESCRIPTION/MODEL         Serial Number
-----------------------------------------------------------------------------------------------------------------------------------
datacenter flooring                  47' x 46' 8"   Tiles 2x2 Cover Room                                          NA
-----------------------------------------------------------------------------------------------------------------------------------
2 ds3 already installed              communication lines                                                          NA
-----------------------------------------------------------------------------------------------------------------------------------
fm200                                "Rino Fire Protection System"                      Model# 10-050             NA
-----------------------------------------------------------------------------------------------------------------------------------
biometric                            Identix v-20 scanners                              2 Scanners                240000060
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  180000332
-----------------------------------------------------------------------------------------------------------------------------------
cameras                                                                                 5 Cameras                 NA
-----------------------------------------------------------------------------------------------------------------------------------
air conditioner                      liebert system    "#1 AC UNIT"                                               NA
-----------------------------------------------------------------------------------------------------------------------------------
air conditioner                      liebert system 3  "#2 AC UNIT"                                               NA
-----------------------------------------------------------------------------------------------------------------------------------
safe                                 sentry                                                                       a5865
-----------------------------------------------------------------------------------------------------------------------------------
                                     sensaphone express II                                 monitoring system      A14128CHQRFGW
-----------------------------------------------------------------------------------------------------------------------------------
                                     olympian cts system                                                          NA
-----------------------------------------------------------------------------------------------------------------------------------
                                     united power transient voltage surge suppressor tvss                         14032-01
-----------------------------------------------------------------------------------------------------------------------------------
                                     powerware plus      "UPS #1"                          exide electronics      EN161ZAAV6
-----------------------------------------------------------------------------------------------------------------------------------
                                     powerware plus      "UPS #2"                          exide electronics      EN435ZBA03
-----------------------------------------------------------------------------------------------------------------------------------
global director                      css  "Michelle's Office"                                                     NA
-----------------------------------------------------------------------------------------------------------------------------------
                                     sun enterprise 250       "KYLE"  "SLC-IPG-TST"                               825f2e85
-----------------------------------------------------------------------------------------------------------------------------------
                                     dx 7000 series digital video recorder                                        NA
-----------------------------------------------------------------------------------------------------------------------------------
                                     qualstar tape library mode 6430                                              Z010463
-----------------------------------------------------------------------------------------------------------------------------------
                                     store edge a1000  "DELUGE"                                                   026h3510
-----------------------------------------------------------------------------------------------------------------------------------
                                     store edge d1000  "NOT in Production Parts"                                  939h369f
-----------------------------------------------------------------------------------------------------------------------------------
                                     store edge a1000                                                             034h3bf5
-----------------------------------------------------------------------------------------------------------------------------------
                                     store edge a1000                                                             033h3838
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 450      "SLC-BAK-001"                                            829f2956
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 450  "TSUNAMI 10.20.1.32"                                         821fcec3
-----------------------------------------------------------------------------------------------------------------------------------

racks (2)                            sun    (2)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  0401C01177
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  0401C01176
-----------------------------------------------------------------------------------------------------------------------------------
racks (15)                           liebert   (15)  -- MODEL #                 Model #
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                FGIHK783A20K                      p24297
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P23827
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24507
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24307
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24929
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24265
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            334926-008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24506
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P23808
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24286
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24287
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24487
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24488
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24285
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     "                            P24266
-----------------------------------------------------------------------------------------------------------------------------------
monitors (17)                        Assorted Monitors (17)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                compac                            p75 8020717
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  7067173
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                sun                               3651354-01
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3651338-02
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  3651396-01
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                viewmake                          97mlo0017359
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 mag                              mi333g9250641
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 hp                               0p01009796
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                dell                              22794fbxvp89
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                accur                             9171602007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                mag mi                            69250408
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                viewsonic                         a683556454
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                may mi                            43ga001745
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                may mi                            33g9250629
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                hp                                ust6070853
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                hp                                ust5440880
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 220R   "Parts BackUP Machine"                                     016h4365
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 220R "CAESAR 10.20.1.41"                                          026h23cf
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 420R "DELUGE 10.20.1.33"                                          016h3ba8
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 420R "INFERNO 10.20.1.34"                                         016h3bb1
-----------------------------------------------------------------------------------------------------------------------------------
                                     enterprise 220R "TYPHOON 10.20.1.34"                                         016h40b8
-----------------------------------------------------------------------------------------------------------------------------------
                                     store edge a1000 "INFERNO"                                                   030h2da3
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 6300 "SLC-DBS-003"                                                 20bdq
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 6300 "SLC- DBS-002"                                                20b6k
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 6400 "DBS-004"                                                     2n7q001
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4400 "IRS-003"                                                     h7htu
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 6400 "DBS-001"                                                     1n7q001
-----------------------------------------------------------------------------------------------------------------------------------
                                     ultra 5                                                                      fw85240849
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 2400                                                               1ug6e
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 2300  "Accounting Server"                                          6jthu
-----------------------------------------------------------------------------------------------------------------------------------
                                     18gig    ***Only 16 Drives***
-----------------------------------------------------------------------------------------------------------------------------------
sun scsi drives (16)                 7500                                                                         73007401
-----------------------------------------------------------------------------------------------------------------------------------
switch                               3500                                                                         00024b69e180
-----------------------------------------------------------------------------------------------------------------------------------
switch                               pix 520                                                                      18025576
-----------------------------------------------------------------------------------------------------------------------------------
firewall                             ldir 416                                                                     22280180398
-----------------------------------------------------------------------------------------------------------------------------------
ld                                   cat 6500                                                                     cnm3w20brb
-----------------------------------------------------------------------------------------------------------------------------------
switch (2)                           7200 serier vxr                                                              cnp2bc0bab
-----------------------------------------------------------------------------------------------------------------------------------
                                     2511                                                                         251308454
-----------------------------------------------------------------------------------------------------------------------------------
                                     pix 520                                                                      18035572
-----------------------------------------------------------------------------------------------------------------------------------
                                     cat 3500 xl                                                                  000216e6d600
-----------------------------------------------------------------------------------------------------------------------------------
                                     cat 3500 xl                                                                  000216e75780
-----------------------------------------------------------------------------------------------------------------------------------
                                     ldir 416                                                                     22280180364
-----------------------------------------------------------------------------------------------------------------------------------


                                     ids-4230-fe                                                                  22280220248
-----------------------------------------------------------------------------------------------------------------------------------
netranger sensor                     enterprise 220R                                                              023a0930
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 2400  "Centurion"                                                  37j820b
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 2400  "Prefect"                                                    47j820b
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4400  "Staging"                                                    1x91101
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 2400  "#1"                                                         cu9vv
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4300  "#2"                                                         cubf3
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4300  "#3"                                                         cubet
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4300  "#4"                                                         cubf7
-----------------------------------------------------------------------------------------------------------------------------------
                                     poweredge 4300  "#5"                                                         cubf4
-----------------------------------------------------------------------------------------------------------------------------------
                                     acl 4/52                                                                     6385992
-----------------------------------------------------------------------------------------------------------------------------------
atl products                         edm                                                                          1030093168
-----------------------------------------------------------------------------------------------------------------------------------
emc2                                                                                                              NA
-----------------------------------------------------------------------------------------------------------------------------------
united power - static transfer switch                                                                             NA
-----------------------------------------------------------------------------------------------------------------------------------
symmetrix integrated casched disk
array (emc2)
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   t520 9000                                                                    3610A03546
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   k class 9000  "Labeled #4"                                                   NA
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   k class 9000  "Access 2"                                                     NA
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   a1828a   "Front Middle Case"                                                 3610A04776
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   a1828a   "Front Middel Case"                                                 3610A04766
-----------------------------------------------------------------------------------------------------------------------------------
hp                                   autoraid disk array  "#5"                                                    9622473CC
-----------------------------------------------------------------------------------------------------------------------------------
Dell                                 PowerVault 100T                                                              na
-----------------------------------------------------------------------------------------------------------------------------------
StarView (4)                         ServerSharer (4)                                                             na
-----------------------------------------------------------------------------------------------------------------------------------
                                     Server 01                                                                    DON7XY
-----------------------------------------------------------------------------------------------------------------------------------
                                     Server 02                                                                    DON7XT
-----------------------------------------------------------------------------------------------------------------------------------
                                     MegaNAC 8000                                                                 10003084389
-----------------------------------------------------------------------------------------------------------------------------------
                                     Tandem Tape Backup                                                           U31170-002
-----------------------------------------------------------------------------------------------------------------------------------
Netgear                              Tandem 3880                                                                  NA
-----------------------------------------------------------------------------------------------------------------------------------
Netgear                              Tandem 3880                                                                  NA
-----------------------------------------------------------------------------------------------------------------------------------
                                     Dual Speed Hub 4 Ports                                                       NA
-----------------------------------------------------------------------------------------------------------------------------------
                                     Dual Speed Hub 4 Ports                                                       NA


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Generic                                                                                                           NA
                                     -
-----------------------------------------------------------------------------------------------------------------------------------
Dell Dimension XPS T700R                                                                                          9LS310B
-----------------------------------------------------------------------------------------------------------------------------------
Generic PC-Server                    "SLC 3002"
-----------------------------------------------------------------------------------------------------------------------------------
Generic PC-Server
-----------------------------------------------------------------------------------------------------------------------------------
Dell IEN View Consol                 "Corleone"                                                                   NA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ComStream                            PSK Digital Modem CM701                                                      NA
-----------------------------------------------------------------------------------------------------------------------------------
Nuera                                Access Plus F200 -- Frame Relay                                              NA
-----------------------------------------------------------------------------------------------------------------------------------
Prelude Encore (2)                   T1 DSU/CSU Digtial Link (2)                                                  NA
-----------------------------------------------------------------------------------------------------------------------------------
ADTran                               ISU 128                                                                      NA
-----------------------------------------------------------------------------------------------------------------------------------
Sync                                 3600 Series                                                                  W916009
-----------------------------------------------------------------------------------------------------------------------------------
ADC Kentrox                          DataSmart T3/E3 IDSU                                                         NA
-----------------------------------------------------------------------------------------------------------------------------------
Server                               "FREDO" Locked Box In Production                                             NA
-----------------------------------------------------------------------------------------------------------------------------------
CISCO                                CISCO 3600                                                                   000216E6D600
-----------------------------------------------------------------------------------------------------------------------------------
CISCO                                Local Director                                                               CNM5AAOARA
-----------------------------------------------------------------------------------------------------------------------------------
CISCO PIX FIREWALL                   FIREWALL                                                                     18035572
-----------------------------------------------------------------------------------------------------------------------------------
ADTran                               TSU 100e                                                                     NA
-----------------------------------------------------------------------------------------------------------------------------------
ParaDise                             P300 Satellite Modem                                                         NA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SCSI HardDrives (12)                 Dell Server Drives                                                           NA
-----------------------------------------------------------------------------------------------------------------------------------
ATL 6410 (2)                         MultiRate DTE CSU/DSU                                                        NA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
BookShelf
-----------------------------------------------------------------------------------------------------------------------------------
Filing Cabnet
-----------------------------------------------------------------------------------------------------------------------------------
Cabnet
-----------------------------------------------------------------------------------------------------------------------------------
3 Chairs
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Michelle's Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space =                           13' x 7'5"
                                     -                                          -------
-----------------------------------------------------------------------------------------------------------------------------------
Desk
-----------------------------------------------------------------------------------------------------------------------------------
Dell PC -- Dimension XPS T 700 R                                                SERVICE TAG: ENGBD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Express 245-958-97
-----------------------------------------------------------------------------------------------------------------------------------
Chair
-----------------------------------------------------------------------------------------------------------------------------------
File Cabnet
-----------------------------------------------------------------------------------------------------------------------------------
Dell Laptop                                                                     Inspiron 7000
-----------------------------------------------------------------------------------------------------------------------------------
Dell Laptop                                                                     Inspiron 7500
-----------------------------------------------------------------------------------------------------------------------------------
SUN Ultra 5                                                                     "Stage Pay #1"
-----------------------------------------------------------------------------------------------------------------------------------
BookShelf
-----------------------------------------------------------------------------------------------------------------------------------
Printer
-----------------------------------------------------------------------------------------------------------------------------------
UPS
-----------------------------------------------------------------------------------------------------------------------------------
17' Monitor Dell
-----------------------------------------------------------------------------------------------------------------------------------
Phone
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Mike's Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Space =                          14' x 9'8"
                                     -                                           -------
-----------------------------------------------------------------------------------------------------------------------------------
UPS
-----------------------------------------------------------------------------------------------------------------------------------
PC
-----------------------------------------------------------------------------------------------------------------------------------
PC                                                                                 #1 Generic                     xs002600281
-----------------------------------------------------------------------------------------------------------------------------------
Toshipa Laptop                                                                     #2 Generic                     292m135528
-----------------------------------------------------------------------------------------------------------------------------------
3 Desks                                                                         Satilite Pro 4200                  ut013823
-----------------------------------------------------------------------------------------------------------------------------------
Bookshelf                                                                                                         44567934u
-----------------------------------------------------------------------------------------------------------------------------------
3 Chairs                                                                        2 Metal, 1 Wood
-----------------------------------------------------------------------------------------------------------------------------------
1 Printer
-----------------------------------------------------------------------------------------------------------------------------------


Phone
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Monitoring Station                                                              Space =                           17'5" x 17'4"
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                17'
                                     -
-----------------------------------------------------------------------------------------------------------------------------------
2 Dell Monitor                                                                   Monitoring Machine               NA
-----------------------------------------------------------------------------------------------------------------------------------
 Generic PC                                                                     17'                               990502-00
-----------------------------------------------------------------------------------------------------------------------------------
 ViewSonic Monitor                                                                                                NA
-----------------------------------------------------------------------------------------------------------------------------------
Generic PC                                                                      17'                               3088001800122a
-----------------------------------------------------------------------------------------------------------------------------------
 Printer
-----------------------------------------------------------------------------------------------------------------------------------
 ViewMate Monitor                                                               HP DeskJet 842C                   k7036ld
-----------------------------------------------------------------------------------------------------------------------------------
 Generic PC                                                                     15'                               NA
-----------------------------------------------------------------------------------------------------------------------------------
 Compac DeskPro                                                                                                   NA
-----------------------------------------------------------------------------------------------------------------------------------
 Compac Monitor                                                                 SLC-MON-002
-----------------------------------------------------------------------------------------------------------------------------------
Cisco 4000 series ROUTER                                                        15' P75
-----------------------------------------------------------------------------------------------------------------------------------
Cisco 2500 series (4) ROUTER                                                    Router                            45512766
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                (4) Routers
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  25160265
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  251106518
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  251313218
-----------------------------------------------------------------------------------------------------------------------------------
StarView Server Sharer                                                                                            25582989
-----------------------------------------------------------------------------------------------------------------------------------
Cisco Catalyst 3500 Series XL                                                                                     dcmh112059 qb
-----------------------------------------------------------------------------------------------------------------------------------
3 Chairs                                                                                                          0049AC76680
-----------------------------------------------------------------------------------------------------------------------------------
2 Phones
-----------------------------------------------------------------------------------------------------------------------------------
 Computer Speakers
-----------------------------------------------------------------------------------------------------------------------------------
Cubical w/ 9 Sections
-----------------------------------------------------------------------------------------------------------------------------------
3 File Cabniets                                                                 4 Corners and 5 Straight
-----------------------------------------------------------------------------------------------------------------------------------
Large White Board
-----------------------------------------------------------------------------------------------------------------------------------
wooden mail stand
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


Front Foyer
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Wooden Desk                                                                     Space =                           25' 26" x 11' 11"
-----------------------------------------------------------------------------------------------------------------------------------
3 office Chairs
-----------------------------------------------------------------------------------------------------------------------------------
2 leather Sofa's
-----------------------------------------------------------------------------------------------------------------------------------
leather Chair
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Conference Room
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space =                           15' 4" x 20' 7"
-----------------------------------------------------------------------------------------------------------------------------------
One Large conference table
-----------------------------------------------------------------------------------------------------------------------------------
 white board
-----------------------------------------------------------------------------------------------------------------------------------
9 conference chairs
-----------------------------------------------------------------------------------------------------------------------------------
3 Regular chairs
-----------------------------------------------------------------------------------------------------------------------------------
2 small wood tables
-----------------------------------------------------------------------------------------------------------------------------------
Metal table
-----------------------------------------------------------------------------------------------------------------------------------
lamp
-----------------------------------------------------------------------------------------------------------------------------------
PaperStand
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Front Hallway
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            15' x 4'
                                     -
-----------------------------------------------------------------------------------------------------------------------------------
Telco Room
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space =                           8' x  6' 6"
-----------------------------------------------------------------------------------------------------------------------------------
2 Generic PC
-----------------------------------------------------------------------------------------------------------------------------------
Micron Monitor
-----------------------------------------------------------------------------------------------------------------------------------
UPS
-----------------------------------------------------------------------------------------------------------------------------------
Fire Extinguisher                                                                                                 612007R10236719
-----------------------------------------------------------------------------------------------------------------------------------
PC                                                                              APC 650
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Battery Pak
-----------------------------------------------------------------------------------------------------------------------------------
UPS                                                                                                               LIEBP
-----------------------------------------------------------------------------------------------------------------------------------
SMC Stackable HUB                                                               Fortress                          LI 7KVAFX
-----------------------------------------------------------------------------------------------------------------------------------
I Intel                                                                         Fortress                          KI70304461
-----------------------------------------------------------------------------------------------------------------------------------


Cisco Switch                                                                    SMC Tiger Stack                   199403721
-----------------------------------------------------------------------------------------------------------------------------------
Cable Management Stack                                                          Intel Express 10/100 Downlink     99403721
-----------------------------------------------------------------------------------------------------------------------------------
6 HP Printer Catrages                                                           3500 Series XL                    00024B69EIS0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                PanDUIT                           90719572L
-----------------------------------------------------------------------------------------------------------------------------------
Kitchen
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Space=                             20' x 8' 5"
-----------------------------------------------------------------------------------------------------------------------------------
MicroWave (2)
-----------------------------------------------------------------------------------------------------------------------------------
Refrigerator
-----------------------------------------------------------------------------------------------------------------------------------
Coffee Holder                                                                                                     3879
-----------------------------------------------------------------------------------------------------------------------------------
Water Purifier                                                                                                    NA
-----------------------------------------------------------------------------------------------------------------------------------
Coffee Maker                                                                                                      NA
-----------------------------------------------------------------------------------------------------------------------------------
Wooden Round Table                                                                                                157274
-----------------------------------------------------------------------------------------------------------------------------------
3 Chairs                                                                                                          NA
-----------------------------------------------------------------------------------------------------------------------------------
BookShelf -- Metal
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Tara's Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            12'10" x 9'8"
-----------------------------------------------------------------------------------------------------------------------------------
3 Metal Filing Cabnets
-----------------------------------------------------------------------------------------------------------------------------------
2 Small Metal Filing Cabnets
-----------------------------------------------------------------------------------------------------------------------------------
Office Chair
-----------------------------------------------------------------------------------------------------------------------------------
PC                                                                              Dell Optiplex 6x1                 6E99IC
-----------------------------------------------------------------------------------------------------------------------------------
Monitor                                                                         17'
-----------------------------------------------------------------------------------------------------------------------------------
Phone
-----------------------------------------------------------------------------------------------------------------------------------
UPS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ineke Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            12'10 x 9'8"
-----------------------------------------------------------------------------------------------------------------------------------
2 Chairs
-----------------------------------------------------------------------------------------------------------------------------------
Fax Machine
-----------------------------------------------------------------------------------------------------------------------------------
Wooden Desk
-----------------------------------------------------------------------------------------------------------------------------------
File Cabnet
-----------------------------------------------------------------------------------------------------------------------------------

bookshelf
-----------------------------------------------------------------------------------------------------------------------------------
DELL
-----------------------------------------------------------------------------------------------------------------------------------
Monitor
-----------------------------------------------------------------------------------------------------------------------------------
Printer                                                                         17' Dell Monitor
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Extra Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            12'10" x 9'8"
-----------------------------------------------------------------------------------------------------------------------------------
V shaped wooden desk
-----------------------------------------------------------------------------------------------------------------------------------
HP Deskjet 1600C Printer
-----------------------------------------------------------------------------------------------------------------------------------
10 Key (Vistor 1560-4)
-----------------------------------------------------------------------------------------------------------------------------------
phone                                                                                                             USB7204092
-----------------------------------------------------------------------------------------------------------------------------------
PC                                                                                                                26003853
-----------------------------------------------------------------------------------------------------------------------------------
Monitor
-----------------------------------------------------------------------------------------------------------------------------------
2 Metal Filing Cabnets                                                          Dell OptiPlex Gx1                 6E99K
-----------------------------------------------------------------------------------------------------------------------------------
Wood Filing Cabnets                                                             17'                               4512R-IOQZM-89
-----------------------------------------------------------------------------------------------------------------------------------
Office Chair
-----------------------------------------------------------------------------------------------------------------------------------
Guest Chair
-----------------------------------------------------------------------------------------------------------------------------------
Surge Protector
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lynn's Office                                                                                                     U05607
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            12'10" x 9'8"
-----------------------------------------------------------------------------------------------------------------------------------
Corner Desk
-----------------------------------------------------------------------------------------------------------------------------------
Leather Chair
-----------------------------------------------------------------------------------------------------------------------------------
2 Guest Chairs
-----------------------------------------------------------------------------------------------------------------------------------
2 Filing cabnets
-----------------------------------------------------------------------------------------------------------------------------------
Bookshelf
-----------------------------------------------------------------------------------------------------------------------------------
Dry Erase Board
-----------------------------------------------------------------------------------------------------------------------------------
phone
-----------------------------------------------------------------------------------------------------------------------------------
Laptop                                                                          Dell Inspiron 5000e laptop
-----------------------------------------------------------------------------------------------------------------------------------
10 Key Machine                                                                                                    2187214
-----------------------------------------------------------------------------------------------------------------------------------
iomega zip drive                                                                                                  HBBG458054
-----------------------------------------------------------------------------------------------------------------------------------
Printer                                                                         HP laserjet 1200 printer          CNBRB06731
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Corner Office
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Space=                             15'4" x 13
-----------------------------------------------------------------------------------------------------------------------------------
"V" Shaped Desk
-----------------------------------------------------------------------------------------------------------------------------------
Office Chair
-----------------------------------------------------------------------------------------------------------------------------------
3 Quest Chairs
-----------------------------------------------------------------------------------------------------------------------------------
Printer
-----------------------------------------------------------------------------------------------------------------------------------
2 surge protectors                                                              HP laserJET 6MP Printer
-----------------------------------------------------------------------------------------------------------------------------------
phone
-----------------------------------------------------------------------------------------------------------------------------------
bookshelf
-----------------------------------------------------------------------------------------------------------------------------------
bookshelf/filing cabnet
-----------------------------------------------------------------------------------------------------------------------------------
wall cabnet
-----------------------------------------------------------------------------------------------------------------------------------
power supply
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Tripp Lite
-----------------------------------------------------------------------------------------------------------------------------------
Copy Room                                                                                                         M3164
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            15'4" x 8'3"
-----------------------------------------------------------------------------------------------------------------------------------
table
-----------------------------------------------------------------------------------------------------------------------------------
2 filing cabnets
-----------------------------------------------------------------------------------------------------------------------------------
2 bookshelfs
-----------------------------------------------------------------------------------------------------------------------------------
metal shelf on weels
-----------------------------------------------------------------------------------------------------------------------------------
Shedders
-----------------------------------------------------------------------------------------------------------------------------------
Fax                                                                             fellows powershedder PS 60
-----------------------------------------------------------------------------------------------------------------------------------
Pencil Shapener                                                                 PanFLEX UF - 770 fax Machine
-----------------------------------------------------------------------------------------------------------------------------------
Postage Meter                                                                   Boston                            1970201618
-----------------------------------------------------------------------------------------------------------------------------------
Copy Machine                                                                    Pitney Bowes postage meter
-----------------------------------------------------------------------------------------------------------------------------------
Hand Truck                                                                      CS PRO
-----------------------------------------------------------------------------------------------------------------------------------
2 floor mats
-----------------------------------------------------------------------------------------------------------------------------------
Monitor stand
-----------------------------------------------------------------------------------------------------------------------------------
Fax Machine
-----------------------------------------------------------------------------------------------------------------------------------
Case                                                                            Pitney Bowes 982
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                Pitney Bowes Plastic Case
-----------------------------------------------------------------------------------------------------------------------------------
Office Hall
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space=                            41' 8" x 11' 10"
-----------------------------------------------------------------------------------------------------------------------------------
2 filing cabnets
-----------------------------------------------------------------------------------------------------------------------------------
4 cubicle desks
-----------------------------------------------------------------------------------------------------------------------------------
PC
-----------------------------------------------------------------------------------------------------------------------------------
Monitor
-----------------------------------------------------------------------------------------------------------------------------------
Printer                                                                         Dell OPtiPlex GX1                 6399G
-----------------------------------------------------------------------------------------------------------------------------------
tenkey                                                                          17' Monitor Hitachi elite 630     T7D002095
-----------------------------------------------------------------------------------------------------------------------------------
3 office chairs                                                                 Cannon bjc z10 printer            EAR57503
-----------------------------------------------------------------------------------------------------------------------------------
2 phones                                                                        Victor I560-4                     23006017
-----------------------------------------------------------------------------------------------------------------------------------
Printer
-----------------------------------------------------------------------------------------------------------------------------------
4 moving filing Cabnets
-----------------------------------------------------------------------------------------------------------------------------------
surge protector                                                                 HP LaserJet 5n                    USHC061277
-----------------------------------------------------------------------------------------------------------------------------------
Monitor
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                fellows                           NA
-----------------------------------------------------------------------------------------------------------------------------------
Back Hall                                                                       15' Micron                        64300CR20225688C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Space =                           39'10" x 4'4"
-----------------------------------------------------------------------------------------------------------------------------------
4 metal cabinets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CLEARWATER FACILITY
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"                                                                                                          MX-05322D-74605-9
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"                                                                                                          MX-02010B-47605
                                                                                                                  -052-B7NJ
-----------------------------------------------------------------------------------------------------------------------------------
Smart Ups U/S 650
-----------------------------------------------------------------------------------------------------------------------------------
Omni View 4 Port                                                                                                  EA0B016169QG
-----------------------------------------------------------------------------------------------------------------------------------


DELL L667R                           PIII 600MHz/ 128 ram / 7GB                                                   F52810B /
                                                                                                                  329-577-997-07
-----------------------------------------------------------------------------------------------------------------------------------
Tandem MS466D                                                                                                     185A1S037023
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------
SUN 17"
-----------------------------------------------------------------------------------------------------------------------------------
DELL 17"
-----------------------------------------------------------------------------------------------------------------------------------
DELL 17"
-----------------------------------------------------------------------------------------------------------------------------------
DELL 17"
-----------------------------------------------------------------------------------------------------------------------------------
Cisco 2500
-----------------------------------------------------------------------------------------------------------------------------------
Dell PowerEdge 2450                   600 / 256 ram /18 gig hard drive
-----------------------------------------------------------------------------------------------------------------------------------
Dell OptiPlex GX100 (Detritus)       Celeron 433/ 128 ram / 4 gig hard drive
-----------------------------------------------------------------------------------------------------------------------------------
Sun Ultra 5                          Sparc 360 / 256 ram /
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r - win 2000 Server
(Quantum1)                           PIII 700 / 256 ram /19 gig hard drive
-----------------------------------------------------------------------------------------------------------------------------------
Belkin 4 Port
-----------------------------------------------------------------------------------------------------------------------------------
3Com 16 port hub
-----------------------------------------------------------------------------------------------------------------------------------
Sun 17"
-----------------------------------------------------------------------------------------------------------------------------------
HP JetDirect 170x
-----------------------------------------------------------------------------------------------------------------------------------
HP Laser Jet 2100
-----------------------------------------------------------------------------------------------------------------------------------
Ultra 5
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
Backups 500
-----------------------------------------------------------------------------------------------------------------------------------
Cybex Auto View
-----------------------------------------------------------------------------------------------------------------------------------
Cybex Auto View
-----------------------------------------------------------------------------------------------------------------------------------
Cybex Auto View
-----------------------------------------------------------------------------------------------------------------------------------
Cybex Auto View
-----------------------------------------------------------------------------------------------------------------------------------
Belkin 4 Port
-----------------------------------------------------------------------------------------------------------------------------------
BDC/ k2000
-----------------------------------------------------------------------------------------------------------------------------------
Dell L550r                           PIII 550 MHz/ 128 ram/
-----------------------------------------------------------------------------------------------------------------------------------
FIREWALL
-----------------------------------------------------------------------------------------------------------------------------------
Cisco Catalyst 2900 XL
-----------------------------------------------------------------------------------------------------------------------------------

Cisco Catalyst 2900 XL
-----------------------------------------------------------------------------------------------------------------------------------
Cisco Catalyst 2900 XL
-----------------------------------------------------------------------------------------------------------------------------------
Dell 2400 PowerEdge                  600mhz / 512 ram / 4 x 18 gig drives
-----------------------------------------------------------------------------------------------------------------------------------
ADTRAN 56/64 DSU
-----------------------------------------------------------------------------------------------------------------------------------
Visual Uptime
-----------------------------------------------------------------------------------------------------------------------------------
US Robotics 3.36 Modem
-----------------------------------------------------------------------------------------------------------------------------------
DataProbe CAS
-----------------------------------------------------------------------------------------------------------------------------------
3Com 8 port hub
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 17"
-----------------------------------------------------------------------------------------------------------------------------------
Spectrum 15"
-----------------------------------------------------------------------------------------------------------------------------------
TTX 15"
-----------------------------------------------------------------------------------------------------------------------------------
PDC1 / k2000                         429mhz / 128ram / 4gig
-----------------------------------------------------------------------------------------------------------------------------------
PRINTSERV                            733mhz / 256 ram / 3 x 18 gig drives
-----------------------------------------------------------------------------------------------------------------------------------
Cisco 2501 Router to Equifax
-----------------------------------------------------------------------------------------------------------------------------------
Cisco 1605r Router for T1
-----------------------------------------------------------------------------------------------------------------------------------
Cisco Catalyst 2900 XL
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 2200
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 2200
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 1400 - Rack Mount
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 1400 - Rack Mount
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 1400 - Rack Mount
-----------------------------------------------------------------------------------------------------------------------------------
APC Smart Ups 1400 - Rack Mount
-----------------------------------------------------------------------------------------------------------------------------------
APC 1400 - Square
-----------------------------------------------------------------------------------------------------------------------------------
APC 1400 - Square
-----------------------------------------------------------------------------------------------------------------------------------
APC 1400 - Square
-----------------------------------------------------------------------------------------------------------------------------------
Best Patriot 280 UPS
-----------------------------------------------------------------------------------------------------------------------------------
Toshiba Satalite Pro 4200-Laptop
-----------------------------------------------------------------------------------------------------------------------------------
Dell L550r Computer                  PIII 550 Mhz /
-----------------------------------------------------------------------------------------------------------------------------------
Sony VPL-S600
-----------------------------------------------------------------------------------------------------------------------------------
APC Back-Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------

DELL L667R                           PIII 700 Mhz / / 7 GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
BACK UPS 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell Laptop 7500
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r                       PIII 600Mhz / 256 ram / 19 GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
DELL L667R                           PIII 600Mhz/ 128 ram /
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
BACK UPS 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Backups 500
-----------------------------------------------------------------------------------------------------------------------------------
DELL L667R                           PIII 600MHz/ 128 ram / 7GB
-----------------------------------------------------------------------------------------------------------------------------------
8 port Hub
-----------------------------------------------------------------------------------------------------------------------------------
Xerox DocuPrint P8
-----------------------------------------------------------------------------------------------------------------------------------
UPS - Best Patriot 250
-----------------------------------------------------------------------------------------------------------------------------------
DELL L667R                           PIII 600MHz/ 128 ram / 7GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell 650r                            PIII 550 MHz/ 128 ram/ 5GB
-----------------------------------------------------------------------------------------------------------------------------------
Relisys 17"
-----------------------------------------------------------------------------------------------------------------------------------
BACK UPS 300
-----------------------------------------------------------------------------------------------------------------------------------
Belkin 6 Port
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------

Dell XPS T700r                       PIII 700 MHz / 256 ram
-----------------------------------------------------------------------------------------------------------------------------------
Inspiron 7500                        500Mhz / 128 ram / 18.6gig drive
-----------------------------------------------------------------------------------------------------------------------------------
ViewSonic 19" -
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
Cybex AutoView
-----------------------------------------------------------------------------------------------------------------------------------
Laser Jet Printer 2100 TN
-----------------------------------------------------------------------------------------------------------------------------------
Dell L667r                           PIII 667 MHz /
-----------------------------------------------------------------------------------------------------------------------------------
Dell L667r                           PIII 600MHz/ 128 ram
-----------------------------------------------------------------------------------------------------------------------------------
Toshiba Satalite Pro 4200-Celeste
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r                       PIII 700 MHz / 128 ram
-----------------------------------------------------------------------------------------------------------------------------------
HP CW-Writer
-----------------------------------------------------------------------------------------------------------------------------------
Brother MFC
-----------------------------------------------------------------------------------------------------------------------------------
Toshiba Port Replicator
-----------------------------------------------------------------------------------------------------------------------------------
Sentrx
-----------------------------------------------------------------------------------------------------------------------------------
ADTRAN TSU 100E
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups Pro 650
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 650
-----------------------------------------------------------------------------------------------------------------------------------
DELL L667R                           PIII 700 MHz / 128 ram
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r                       PIII 700 MHz / 128 ram /
-----------------------------------------------------------------------------------------------------------------------------------
Belkin Omni View 4 port
-----------------------------------------------------------------------------------------------------------------------------------
Cannon Laser Jet 9000L
-----------------------------------------------------------------------------------------------------------------------------------
Brother MFC 4350
-----------------------------------------------------------------------------------------------------------------------------------
C4783A
-----------------------------------------------------------------------------------------------------------------------------------
HP Laser Jet 8100 DN
-----------------------------------------------------------------------------------------------------------------------------------
C4781A
-----------------------------------------------------------------------------------------------------------------------------------
Back ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r                       PIII 700 MHz / 256 ram / 19 GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------

Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Smile 17"
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 650
-----------------------------------------------------------------------------------------------------------------------------------
Minolta - Di350
-----------------------------------------------------------------------------------------------------------------------------------
HP Laser Jet 8100 DN
-----------------------------------------------------------------------------------------------------------------------------------
C4783A
-----------------------------------------------------------------------------------------------------------------------------------
Cannon PC - P70
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
C4781A
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS T700r                       PIII 700 MHz / 256 ram / 19 GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Cannon Laser Jet 9000L
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowers
-----------------------------------------------------------------------------------------------------------------------------------
Pitney Bowers
-----------------------------------------------------------------------------------------------------------------------------------
Intel In business 8 port hub
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 17"
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Epson GT - 10000
-----------------------------------------------------------------------------------------------------------------------------------
Dell XPS B600r                       PIII 600 MHz / 128 ram
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 17"
-----------------------------------------------------------------------------------------------------------------------------------
APC Back-Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell 5000 Laptop                     PIII 600MHz / 128 ram / 9.35 GB
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
Dell Port Replicator
-----------------------------------------------------------------------------------------------------------------------------------
Back Ups 500
-----------------------------------------------------------------------------------------------------------------------------------
Dell 5000 Laptop                     P III 600Mhz
-----------------------------------------------------------------------------------------------------------------------------------
Card Scan 500
-----------------------------------------------------------------------------------------------------------------------------------
HP CD-Writer
-----------------------------------------------------------------------------------------------------------------------------------
Dell 17"
-----------------------------------------------------------------------------------------------------------------------------------
5000
-----------------------------------------------------------------------------------------------------------------------------------

Smart Ups U/S 650
-----------------------------------------------------------------------------------------------------------------------------------
Dell l667r                           PIII 600 MHz / 128 ram / 20 GB
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 17"
-----------------------------------------------------------------------------------------------------------------------------------
DocuPrint P8
-----------------------------------------------------------------------------------------------------------------------------------
APC Back Ups 300
-----------------------------------------------------------------------------------------------------------------------------------
Dell L667r                           PIII 600MHz/ 192 ram / 7GB
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 15"
-----------------------------------------------------------------------------------------------------------------------------------
DigiView 17"
-----------------------------------------------------------------------------------------------------------------------------------
BACK UPS 500
-----------------------------------------------------------------------------------------------------------------------------------
BACK UPS 300
-----------------------------------------------------------------------------------------------------------------------------------
K2000
-----------------------------------------------------------------------------------------------------------------------------------
HP CD-Rewriter Backpack
-----------------------------------------------------------------------------------------------------------------------------------
Laser Jet Printer 2100 TN
-----------------------------------------------------------------------------------------------------------------------------------
25' IEEE Printer Cable
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Dell Port Replicator
-----------------------------------------------------------------------------------------------------------------------------------
Gemplus
-----------------------------------------------------------------------------------------------------------------------------------
Polaroid Screen CP-75 Contour
-----------------------------------------------------------------------------------------------------------------------------------
Sun Ultra 5                          300 Mhz / 256 ram / 2 x 9.1 GB Drives
-----------------------------------------------------------------------------------------------------------------------------------
Sun Sparc                            / 128 ram / 4 Gb drive & 2Gb drive
-----------------------------------------------------------------------------------------------------------------------------------
Apple G3                             266 / 128 ram / 6 GB Drive
-----------------------------------------------------------------------------------------------------------------------------------
17" Mac monitor
-----------------------------------------------------------------------------------------------------------------------------------
Dell 5000
-----------------------------------------------------------------------------------------------------------------------------------
Dell 4100                            1.gig/256mg ram/ 20 gig drive
-----------------------------------------------------------------------------------------------------------------------------------